Exhibit 99.1

FOR IMMEDIATE RELEASE

Lear Contacts: Mel Stephens (248) 447-1624 Ed Lowenfeld (248) 447- 4380

Lear Launches Financing Actions And Increases

Share Repurchase Authorization To $1.5 Billion

SOUTHFIELD, Michigan, January 14, 2013—Lear Corporation [NYSE: LEA], a leading global supplier of automotive seating and electrical distribution systems, today launched financing actions to increase liquidity and announced an increase in its existing share repurchase program authorization. These actions are expected to improve the Company’s financial flexibility, extend debt maturities and significantly increase cash returned to shareholders over the next three years. In addition, the Company affirmed its earnings outlook for 2012 and issued its financial outlook for 2013.

The financing actions include the launch of an offering of $500 million in senior unsecured notes due 2023 and a new $1 billion revolving line of credit, which will replace the Company’s existing $500 million facility. The final terms of the bond offering will depend upon market conditions and other factors. With respect to the revolving line of credit, the Company presently has commitments for the vast majority of the $1 billion facility and expects to complete the transaction by the end of January.

Combined, the proposed financing actions will increase the Company’s liquidity by approximately $1 billion. The Company intends to use this liquidity for general corporate purposes, including the redemption of $70 million in aggregate principal amount of our existing notes during 2013, investments in additional component capabilities and emerging markets and share repurchases under our common stock share repurchase program.

The Company also announced that it is increasing its existing share repurchase program authorization by $800 million to $1.5 billion and extending the authorization until January 10, 2016. As of December 31, 2012, the Company has repurchased $502 million of its shares. The new repurchase program provides for future share repurchases of approximately $1 billion, including $198 million available under the previous program.

“The actions that we are announcing today further improve our capital structure, increase our financial flexibility and allow us to continue to invest in growing and strengthening our business,” said Matt Simoncini, Lear’s president and chief executive officer. “We also are significantly increasing our share repurchase program at a time when we believe our shares are undervalued.”

Lear continues to win new business globally in both business segments. The Company’s sales backlog for 2013 to 2015 is $1.8 billion. The backlog continues to support further diversification of Lear’s sales by geographic region, customer and vehicle platform.

Simoncini added, “The investments we have made in both business segments over the last several years will continue to provide benefits and support growth greater than the overall industry. I am particularly pleased with the success of our Electrical Power Management business, where we are achieving record sales and improving margins.”

Lear expects 2012 net sales of approximately $14.5 billion, core operating earnings in the range of $745 to $785 million, adjusted capital spending of approximately $435 million, free cash flow of approximately $275 million and adjusted net income attributable to Lear of $520 to $560 million. For 2013, Lear expects net sales of $15.0 to $15.5 billion, core operating earnings in the range of $725 to $775 million, adjusted capital spending of approximately $450 million, free cash flow of approximately $275 million and adjusted net income attributable to Lear of $420 to $455 million. Lear’s financial outlook is based on forecasted global industry vehicle production of 79 million units in 2012 and 81 million units in 2013. In addition, the Company expects margins to improve in 2014 and 2015.

The senior notes will be offered only to “qualified institutional buyers” in reliance on the exemption from registration pursuant to Rule 144A under the Securities Act and to persons outside of the United States in compliance with Regulation S under the Securities Act. The senior notes have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws. This press release is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Non-GAAP Financial Information

In addition to the information provided in accordance with GAAP included throughout this press release, the Company has provided information regarding “pretax income before equity income, interest, other expense, restructuring costs and other special items” (core operating earnings), “adjusted net income attributable to Lear” and “free cash flow” (each, a non-GAAP financial measure). Other expense includes, among other things, non-income related taxes, foreign exchange gains and losses, gains and losses related to certain derivative instruments and hedging activities and gains and losses on the sales of fixed assets. Adjusted net income attributable to Lear represents net income attributable to Lear adjusted for restructuring costs and other special items, including the tax effect thereon. Free cash flow represents net cash provided by operating activities less adjusted capital expenditures. Adjusted capital expenditures represent capital expenditures, net of related insurance proceeds.

Management believes the non-GAAP financial measures used in this press release are useful to both management and investors in their analysis of the Company’s financial position and results of operations. In particular, management believes that core operating earnings and adjusted net income attributable to Lear are useful measures in assessing the Company’s financial performance by excluding certain items that are not indicative of the Company’s core operating performance or that may obscure trends useful in evaluating the Company’s continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company’s results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting future periods.

Core operating earnings, adjusted net income attributable to Lear and free cash flow should not be considered in isolation or as a substitute for pretax income before equity income, net income attributable to Lear, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and, therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. The words “will,” “may,” “designed to,” “outlook,” “believes,” “should,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “forecasts” and similar expressions identify certain of these forward-looking statements. The Company also may provide forward-looking statements in oral statements or other written materials released to the public. All such forward-looking statements contained or incorporated in this press release or in any other public statements which address operating performance, events or developments that the Company expects or anticipates may occur in the future, including, without limitation, statements related to business opportunities, awarded sales contracts, sales backlog and ongoing commercial arrangements, or statements expressing views about future operating results, are forward-looking statements. Actual results may differ materially from any or all forward-looking statements made by the Company. Important factors, risks and uncertainties that may cause actual results to differ materially from anticipated results include, but are not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates; the financial condition and restructuring actions of the Company’s customers and suppliers; changes in actual industry vehicle production levels from the Company’s current estimates; fluctuations in the production of vehicles or the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier; disruptions in the relationships with the Company’s suppliers; labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company; the outcome of customer negotiations and the impact of customer-imposed price reductions; the impact and timing of program launch costs and the Company’s management of new program launches; the costs, timing and success of restructuring actions; increases in the Company’s warranty, product liability or recall costs; risks associated with conducting business in foreign countries; the impact of regulations on the Company’s foreign operations; the operational and financial success of our joint ventures; competitive conditions impacting the Company and its key customers and suppliers; disruptions to our information technology systems; the cost and availability of raw materials, energy, commodities and product components and the Company’s ability to mitigate such costs; the outcome of legal or regulatory proceedings to which the Company is or may become a party; the impact of pending legislation and regulations or changes in existing federal, state, local or foreign laws or regulations; unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers; limitations imposed by the Company’s existing indebtedness and the Company’s ability to access capital markets on commercially reasonable terms; impairment charges initiated by adverse industry or market developments; the Company’s ability to execute its strategic objectives; changes in discount rates and the actual return on pension assets; costs associated with compliance with environmental laws and regulations; developments or assertions by or against the Company relating to intellectual property rights; the Company’s ability to utilize its net operating loss, capital loss and tax credit carryforwards; global sovereign fiscal matters and creditworthiness, including potential defaults and the related impacts on economic activity, including the possible effects on credit markets, currency values, monetary unions, international treaties and fiscal policies; and other risks described from time to time in the Company’s Securities and Exchange Commission filings. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company’s success in implementing its operating strategy.

Information in this press release relies on assumptions in the Company’s sales backlog. The Company’s sales backlog reflects anticipated net sales from formally awarded new programs less lost and discontinued programs. The calculation of the sales backlog does not reflect customer price reductions on existing or newly awarded programs. The sales backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new programs, foreign exchange rates and the timing of major program launches.

The forward-looking statements in this press release are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Lear Corporation is one of the world’s leading suppliers of automotive seating and electrical power management systems. The Company’s world-class products are designed, engineered and manufactured by a diverse team of approximately 110,000 employees located in 36 countries. Lear’s headquarters are in Southfield, Michigan, and Lear is traded on the New York Stock Exchange under the symbol [LEA]. Further information about Lear is available at lear.com.

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